EXHIBIT A

INSULCRETE, INC.

INVESTMENT AGREEMENT

Dear Sir:

     1.     The undersigned (the "Subscriber") hereby acknowledges receipt of the following information on Insulcrete, Inc., a Delaware corporation (the "Company"):

          a.     Copy of the Company's 2011, 2012, and 2013 Form 10-K as each are filed with the Securities and                 Exchange Commission;

          b.     Copy of the Certificate of Designation of Preferences for the Series D Preferred Stock of the                  Company;

          c.     Copy of the 2011, 2012, and 2013 audited financial statements of the Company for each of the fiscal                  years ending on December 31 thereof; and

          d.     Copy of the Company's Form 10-Q for the period ending June 30, 2014.

     2.     The undersigned hereby tenders this Investment Agreement for the purchase of One Hundred Eighty (180) shares of the Company's Series D Preferred Stock (the "Securities")

     3.     The undersigned hereby represents and warrants to the Company as follows:

          a.)  The Subscriber understands that the representations contained herein are made for the purpose of satisfying the Company that the Subscriber is an Accredited Investor. THE SUBSCRIBER HEREBY REPRESENTS THAT THE STATEMENT OR STATEMENTS MADE HEREIN ARE TRUE AND CORRECT IN ALL RESPECTS. THE SUBSCRIBER UNDERSTANDS THAT A FALSE REPRESENTATION MAY CONSTITUTE A VIOLATION OF LAW AND THAT ANY PERSON WHO SUFFERS DAMAGE AS A RESULT OF A FALSE REPRESENTATION MAY HAVE A CLAIM AGAINST THE SUBSCRIBER FOR DAMAGES.

          b.)  In connection with this Investment Agreement, the Subscriber has been advised and understands that immediately prior to the offer and purchase of the Shares pursuant to this Agreement:

(i)      The Subscriber had such knowledge and experience in financial and business matters that the subscriber was capable of evaluating the merits and risks of the prospective investment; and

(ii)      The Subscriber is able to bear the economic risk of the investment; and

(iii)     The Subscriber is an Accredited Investor as that term is defined under Regulation D, Rule 501(a). Under Regulation D, an individual Accredited Investor must meet the following criteria:

               a.)  The Subscriber is a corporate entity duly domiciled in the State of Nevada and each stockholder of the capital stock of the Subscriber (the "Subscriber's Stockholders") is a natural person and had an individual income in excess of $200,000 or joint income with that person's spouse in excess of $300,000 in each of the two most recent years and who reasonably expects reaching the same level of income in the current year; and/or

               b.)  Each of the Subscriber's Stockholders are a natural person and his/her net worth as of a current date (i.e., the excess of total assets over total liabilities), exclusive of home, home furnishings, and automobiles, either individually or jointly with his/her spouse, exceeds $1,000,000.

               c.)  The Subscriber is acquiring the Securities for its own home account and not for the account of others and for investment purposes only and not with a view to or for the sale, offer for sale, transfer, assignment, resale, or distribution thereof, in whole or in part. He has no contract to sell, transfer, assign, or pledge to any person the Securities subscribed for, or any part thereof. He has no present plans to enter into any such contract, undertaking, or arrangement. He will not transfer or assign the Investment Agreement or any of his interest herein. He understands the meaning and legal consequences of the foregoing representations and warranties.

               d.)  It has consulted with such independent legal, tax, and other counsel, each of whom he has found necessary to consult concerning this transaction, and such consultation has included an examination of applicable documents and an analysis of all tax, financial, corporate, and securities law aspects. It,, its legal and tax counsel, its advisors, and such other persons with whom it found it necessary to consult, have sufficient knowledge and experience in such matters to evaluate the information and the risks of the investment and to make an informed investment decision with respect thereto.

               e.)  With respect to the tax aspects of the investment, the Subscriber is relying solely upon the advice of its own personal tax advisors and upon his own knowledge with respect thereto. It is aware that any Federal Income Tax benefits which may be available to it may be lost through adoption of new laws or regulations, amendments to existing laws and regulations, or changes in the interpretation of existing laws and regulations.

               f.)  The Subscriber understands and is aware that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor pursuant to any other Federal law in reliance on exemptions for private offerings contained in Section 4(a)(2) of the 1933 Act. The Subscriber is fully aware that the Securities by it are to be sold in reliance upon such exemption based upon his representations, warranties, and agreements set forth herein. It is also aware and understands that such exemption is dependent upon the accuracy of the statements made by it herein.

               g.)  The Subscriber is fully aware of the restrictions on sale, transferability, and assignment of the Securities and it must bear economic risk of his investment in the Company for an indefinite period of time because the Securities have not been registered under the 1933 Act, and therefore, cannot be offered or sold unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.

               h.)  The Subscriber is aware that the Securities are subordinate to the Company's existing and future debt and that the Securities are highly speculative investments involving an EXTREMELY HIGH LEVEL OF RISK and that any right to transfer the Securities is limited and restricted by law. There is no market for the Securities and no market is expected to develop at any time in the future. The Company has almost no tangible assets, no revenues and no cash flow. The Company anticipates that it will face significant losses and there is a high risk of insolvency and bankruptcy if the Company's business is not successful.

               i.)  No representations or warranties have been made to the Subscriber other than those contained herein, and he has not relied upon any other representation or warranty, whether oral or written, and not contained in the Memorandum. That is, the Subscriber has not relied on and will not be relying upon any oral or written statements, documents or other memoranda on any sort in making a decision to purchase the Company's Securities.

               j.)  The Subscriber understands and agrees to the Arbitration provision set forth below.

               k.)  The Subscriber is able to bear the total loss of its investment.

               l.)  The foregoing representations and warranties are true and accurate as of the date hereof and will be true and correct as of the date of his purchase of the Securities. All representations and warranties made in this Agreement shall survive the Subscriber's purchase of the Securities and any execution of this Agreement for a period of six (6) years after the date hereof.

     4.     The Subscriber further acknowledges and represents that he has received, read, understood, and is familiar with and understands the Company's 2011, 2012, and 2013 Annual Report on Form 10-K and the risk factors set forth in each of said annual reports and as set forth in the Buyer's Second Quarter 2014 Quarterly Report on Form 10-Q for the six months ending June 30, 2014. The Subscriber further acknowledges that, except as set forth herein, no representations or warranties have been made to it or to its advisors by the Company or by any person acting on behalf of the Company, the financial condition of the Company, the deductibility of any item for tax purposes, and/or the economic, tax, or any other aspects or consequences of a purchase of a share and/or investment in the Company, and it has not relied upon any information concerning the offering, written or oral, other than as contained herein.

     5.     The undersigned understands that the Securities of the Company are being purchased for the undersigned's own account for investment and not for distribution or resale to others. The undersigned agrees that it will not sell or otherwise transfer the Securities unless they are registered under the 1933 Act or unless an exemption from such registration is available. The undersigned represents that he has adequate means of providing for his current needs and possible personal contingencies and that he has no need for liquidity of this investment. Further:

          a.)  There is no trading market for the Securities and there is no likelihood that any such trading market will ever exist.

          b.)  The Company has only one corporate officer and director who expends only a limited amount of time on the Company's affairs and business.

          c.)  The Company has no operations, no business, and only minimal assets and there can be no assurance that the Company will ever acquire any business or assets or if it does so that existing investors will not suffer significant and immediate dilution.

          d.)  The Securities to be acquired by the Subscriber will not give the Subscriber any real ability to control or influence the Company or its affairs.

          e.)  The Company will likely need to acquire significant additional capital if it is to undertake or implement its business plan. In that event, the Subscriber will likely incur significant and immediate dilution.

          f.)  There can be no guarantee that the Company will be successful in raising any additional capital or, if it does, that it will be able to do so on terms that are reasonable in light of the current circumstances.

     6.     The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnities of both parties to this Agreement.

     7.     Wherever the context so requires: the singular number shall include the plural; the plural shall include the singular; and the masculine gender shall include the feminine and neuter genders.

     8.     Integration. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten. Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove. No amendment or waiver of any provision, term, or condition of this Agreement shall be effective unless the same is executed by the party against whom enforcement is sought.

     9.     This Agreement may be executed in any number of counterparts.

    10.     Binding Arbitration. Any dispute or claim arising to or in any way related to this Agreement, the purchase of the Securities and any transactions contemplated by this Agreement shall be settled by binding arbitration in Indio, California, and this Agreement and the interpretation of this Agreement shall be governed by California law. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof. All arbitration and all matters arising out of or from the arbitration provided by this Section 10 of this Agreement shall remain confidential and neither the existence of any claim, the existence of any arbitration, or the subject matter of any dispute arising out of or related to this Agreement shall be disclosed to any third party except to legal counsel representing said party unless the other party gives its written consent to any such disclosure. THE UNDERSIGNED IRREVOCABLY WAIVES ANY RIGHT TO A JURY TRIAL.

     IN WITNESS WHEREOF, I have executed this Investment Agreement this 14th day of October, 2014.

Signature: ___________________________________________________________

Title:          President,
               International Credit Bureau, Inc.

ACCEPTED:

______________________________

INSULCRETE, INC.

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